UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 6, 2026

PENGUIN SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-38102

Delaware	36-5142687
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

45800 Northport Loop West
Fremont, CA	94538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 623-1231
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.03 par value per share	PENG	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Penguin Solutions, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on February 6, 2026. A total of 44,527,306 shares of the Company’s common stock, par value $0.03 per share (the “Common Stock”) and the holders of 200,000 shares of the series of preferred stock, $0.03 par value per share, designated as convertible preferred stock (the “Issued CPS”), were represented in person or by remote communication, or by proxy, representing an aggregate of 50,623,409 votes in respect of such shares of Common Stock and Issued CPS (on an as-converted to Common Stock basis), or 86.30% of the voting power of the stock issued and outstanding and entitled to vote as of the December 8, 2025 record date.
The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on December 19, 2025, as updated by the Company’s Definitive Additional Materials on Schedule 14A filed with the SEC on February 2, 2026.

Proposal No. 1: Election of Directors
Stockholders elected the nominee as a Class I director to serve until the Company’s 2029 annual meeting of stockholders or until his successor is duly elected and qualified. The results of such vote were:

Nominee	For	Withhold	Broker Non-Votes
Mark Papermaster	42,973,370	2,056,797	5,593,242

Proposal No. 2: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm
Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 28, 2026. The results of such vote were:

For	Against	Abstain
50,105,790	472,396	45,223

Proposal No. 3: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers
Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
43,633,758	1,312,811	83,598	5,593,242

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2026	Penguin Solutions, Inc.
	By:	/s/ Anne Kuykendall
Anne Kuykendall
Senior Vice President and Chief Legal Officer
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